UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07920

Western Asset High Income Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2013

WESTERN ASSET

HIGH INCOME

OPPORTUNITY FUND

INC. (HIO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Opportunity Fund Inc. for the twelve-month reporting period ended September 30, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

In February 2013, the Boards of Directors of Western Asset High Income Opportunity Fund Inc. (the “Fund”) and Western Asset High Income Fund Inc. (“HIF”) approved a proposal, subject to HIF stockholder approval, to reorganize HIF with and into the Fund. The proposal was approved by HIF stockholders, and the reorganization occurred on June 21, 2013.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

II	Western Asset High Income Opportunity Fund Inc.

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

October 25, 2013

Western Asset High Income Opportunity Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended September 30, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%, partially driven by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% over the next four months. Unemployment then fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. However, this was partially due to a decline in the workforce participation rate, which was 63.2% in September, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 1.9% on a seasonally adjusted basis in September 2013 versus the previous month, but were 10.7% higher than in September 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,200 in September 2013, up 11.7% from September 2012. This marked the tenth consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in September 2013 was 0.1% higher than the previous month at a 5.0 month supply at the current sales pace and was 1.8% higher than in September 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next four months and was 56.2 in September, the best reading since April 2011.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion

IV	Western Asset High Income Opportunity Fund Inc.

per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, after the reporting period ended, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

October 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Income Opportunity Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. In seeking to fulfill its investment objectives, the Fund invests, under normal market conditions, at least 80% of its net assets in high-yield securities and up to 20% in common stock equivalents, including options, warrants and rights.

We employ an actively managed approach that is risk-aware and incorporates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with investment professionals to determine which securities provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Christopher F. Kilpatrick. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-durationi Treasuries over the twelve months ended September 30, 2013. Risk aversion was prevalent at times given shifting economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and expectations for a partial federal government shutdown on October 1, 2013 (which occurred after the reporting period ended).

Both short- and long-term Treasury yields moved higher during the twelve months ended September 30, 2013. Two-year Treasury yields rose from 0.23% at the beginning of the period to 0.33% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

as 0.20% on April 29, 2013 and in early May 2013. Ten-year Treasury yields were 1.65% at the beginning of the period and 2.64% at the end of the period. Their peak of 2.98% also occurred on September 5, 2013 and their low of 1.58% took place in mid-November 2012.

All told, the Barclays U.S. Aggregate Indexiii, declined 1.68% for the twelve months ended September 30, 2013. For comparison purposes, high-yield bonds produced strong results. High-yield spreads narrowed given generally strong investor demand and continued low defaults. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv (the “Index”) returned 7.14%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 12.77% and 4.69%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. From a sector perspective, we increased the Fund’s allocations to the Basic Industry1 and Communications2 sectors, while reducing its exposures to Energy. Additionally, we actively participated in the new issuance market by selectively purchasing securities that we felt were attractively valued.

From a duration and ratings perspective we maintained the Fund’s lower quality bias, positioning the portfolio with an overweight to B-rated and CCC-rated securities and an underweight to BB-rated securities. We felt the positive fundamental backdrop for corporate credit, as well as the shorter duration characteristics of lower quality securities, would be beneficial. We also maintained a shorter duration versus the Index during the period so the Fund would be less sensitive to changes in interest rates. We did lengthen the Fund’s duration somewhat, however, toward the end of the period as valuations became more compelling. We ended the period with a duration of roughly four years, which was 0.25 year shorter than the Index.

The Fund employed U.S. Treasury futures to manage its yield curvev positioning and duration. The use of these instruments did not impact the Fund’s performance. High-yield index swaps and options on high-yield index swaps were used to manage our high-yield exposure. Overall, they were negative for performance. These “market hedges” were intended to protect the portfolio from risk-off periods, while maintaining the Fund’s lower quality biases. Finally, currency forwards were employed to hedge the Fund’s currency exposure. The small losses from our currency hedges were largely offset by the increase in the value of our non-U.S. dollar-denominated bonds when translated back to U.S. dollars.

Performance review

For the twelve months ended September 30, 2013, Western Asset High Income Opportunity Fund Inc. returned 9.49% based on its net asset value (“NAV”)vi and -3.07% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

[2]	Communications consists of the following industries: Media-Cable, Media-Non-Cable and Telecommunications.

2	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Corporate High Yield — 2% Issuer Cap Index, returned 7.14% for the same period. The Lipper High Yield Closed-End Funds Category Averagevii returned 10.10% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.48 per share.1 The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2013
Price Per Share	12-Month Total Return*
$6.36 (NAV)	9.49	%†
$5.97 (Market Price)	-3.07	%‡

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our security selection. A number of individual high-yield bonds were positive for performance, including our overweight exposures to Realogy Holdings Corp., Citigroup, Inc., Wind Acquisition Finance and Sprint Nextel Corp. Realogy Holdings Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy Holdings Corp. improved as the U.S. housing market continued to recover. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations. Our Citigroup, Inc. exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. Wind Acquisition Finance is the third largest wireless provider and the second largest wireline provider in Italy. Its bonds performed poorly prior to the beginning of the reporting period. We maintained our position, as we felt the weakness was primarily due to the fact that the company is located in Italy, a southern European country that was a key concern in the European sovereign debt crisis. As the period progressed, Wind Acquisition Finance’s bonds rebounded sharply, as its fundamentals remained intact and the weak supply/demand technicals surrounding Italy dissipated. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their attractive valuation and the company accessed the capital markets improving their

[1]

Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the tax character of distributions paid during the fiscal year ended September 30, 2013, please refer to page 30 of this report.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

balance sheet during the period. In addition, both Moody’s and Standard & Poor’s upgraded Sprint Capital Corp. and Sprint Communications, Inc. bonds in July 2013 after Japan’s wireless operator SoftBank acquired the company.

From a ratings perspective, the portfolio benefited from its rating bias. Its overweight relative to the benchmark to CCC and single B-rated securities and underweight to higher-rated longer-duration BB-rated securities was beneficial to the Fund’s performance.

Q. What were the leading detractors from performance?

A. Although the Fund performed well on an absolute basis, the largest detractor from its relative performance during the reporting period was our sector positioning. Our underweights to the strong performing Financials and Technology sectors were the largest drags on results.

From an issuer perspective, overweight positions in Physiotherapy Associates Holdings. Inc. and Cengage Learning were negatives for performance. Physiotherapy Associates Holdings is a national provider of outpatient rehabilitation and orthotics and prosthetics services. The company experienced headwinds due to both billing and accounting issues and, in May 2013, it defaulted on a bond payment. We remain positive regarding the prospects for recovery as we like the company’s market position, which include more than 500 outpatient rehabilitation and orthotic and prosthetic clinics in 34 states. Cengage Learning, a text book publisher, posted weak fundamental results during the period that sent our position in senior secured bonds lower. The company posted first quarter 2013 fundamental results that the market interpreted as “improving” and we used the strength to exit the position.

Looking for additional information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Opportunity Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

October 18, 2013

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. The Fund invests in high-yield debt securities, which are subject to greater risks than investments in higher-rated bonds, such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed-income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase

4	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations. These risks are magnified in emerging markets.

Portfolio holdings and breakdowns are as of September 30, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2013 were: Consumer Discretionary (18.6%), Industrials (16.6%), Energy (14.1%), Materials (11.1%) and Financials (11.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2013 and September 30, 2012 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Spread duration (unaudited)

Economic exposure — September 30, 2013

Total Spread Duration
HIO	— 3.85 years
Benchmark	— 4.25 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — September 30, 2013

Total Effective Duration
HIO	— 4.03 years
Benchmark	— 4.26 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HIO	— Western Asset High Income Opportunity Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

8	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Schedule of investments

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 91.9%
Consumer Discretionary — 16.6%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	430,000		$442,900
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	300,000	EUR	426,655	(a)
Total Auto Components					869,555
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	1,140,000		1,282,500
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	530,000		598,237	(a)
Total Automobiles					1,880,737
Diversified Consumer Services — 0.6%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	980,000		1,063,300	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,280,000		1,363,200
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	920,000		949,900	(a)
Total Diversified Consumer Services					3,376,400
Hotels, Restaurants & Leisure — 5.4%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,421,680		1,333,513	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	260,000		284,050
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,715,000		1,869,350
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	0.000%	4/15/19	440,000		389,400	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,220,000		1,241,350
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,720,000		1,627,550
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	390,000		367,575
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	1,400,000		1,582,000
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,710,000		1,791,225	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,320,000		1,306,800	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,364,482		1,439,542	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	445,000		835	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,630,000		1,670,750	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	750,000		789,375	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	3,598,000		3,813,880	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	355,000		363,431
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	60,000		68,100	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,590,000	$1,669,500	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	1,710,000	1,710,000	(a)(c)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	341,000	373,395	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,960,000	2,146,200
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	2,898,000	2,903,434	(a)
Total Hotels, Restaurants & Leisure				28,741,255
Household Durables — 1.0%
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	1,330,000	1,331,662
WCI Communities Inc., Senior Notes	6.875%	8/15/21	1,180,000	1,135,750	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	1,520,000	1,611,200
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	1,120,000	1,125,600	(a)
Total Household Durables				5,204,212
Media — 6.5%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	530,000	573,725
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,000,000	3,277,500
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	870,000	891,750
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	450,000	459,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	130,000	133,900
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	500,000	537,500
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000	21,050
DISH DBS Corp., Senior Notes	7.125%	2/1/16	70,000	77,088
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,085,000	1,242,325
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,020,000	2,133,625
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	400,000	408,000	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,660,000	1,792,800
MDC Partners Inc., Senior Notes	6.750%	4/1/20	250,000	254,375	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,000,000	2,120,000	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	940,000	949,400	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	2,760,000	2,953,200	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,770,000	2,084,694
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	678,000	785,736
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,320,000	1,452,000	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,430,000	1,537,250	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	770,000	846,037	(a)

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	240,000		$254,400	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	2,030,000	EUR	2,718,824	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	740,000		806,600	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,500,000	EUR	3,560,364	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	2,890,000		2,890,000	(a)
Total Media					34,761,143
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	1,320,000		1,240,800
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	330,000		326,700
Total Multiline Retail					1,567,500
Specialty Retail — 2.0%
American Greetings Corp., Senior Notes	7.375%	12/1/21	1,220,000		1,198,650
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	2,180,000		2,060,100	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,250,000		2,210,625
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	730,000		753,725	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	873,000		898,107
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	280,000		288,400	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	2,090,000		2,048,200	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,160,000		1,241,200	(a)
Total Specialty Retail					10,699,007
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	810,000		661,163	(a)
Quiksilver Inc./QS Wholesale Inc., Senior Secured Notes	7.875%	8/1/18	350,000		366,625	(a)
Total Textiles, Apparel & Luxury Goods					1,027,788
Total Consumer Discretionary					88,127,597
Consumer Staples — 3.0%
Beverages — 0.4%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	500,000		513,750	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	1,230,000		1,273,050	(a)
Total Beverages					1,786,800
Food Products — 1.9%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,930,000		2,055,450	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,570,000		1,658,312	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,190,000	$3,357,475	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	930,000	955,575	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	1,380,000	1,402,425	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	650,000	664,625	(a)
Total Food Products				10,093,862
Household Products — 0.5%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	860,000	894,400	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	580,000	603,200	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	1,380,000	1,276,500	(a)
Total Household Products				2,774,100
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,250,000	1,181,250	(a)
Total Consumer Staples				15,836,012
Energy — 13.6%
Energy Equipment & Services — 2.4%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	760,000	799,900
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	90,000	87,525
CGG, Senior Notes	9.500%	5/15/16	462,000	487,987
CGG, Senior Notes	7.750%	5/15/17	410,000	422,813
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,240,000	1,246,200
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	840,000	945,000	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	1,230,000	1,309,950	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	1,160,000	1,165,800	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,750,000	1,861,562	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,650,000	1,773,750
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,030,000	1,122,700	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	1,320,000	1,448,700
Total Energy Equipment & Services				12,671,887
Oil, Gas & Consumable Fuels — 11.2%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	200,000	200,000	(a)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,920,000	1,929,600
Arch Coal Inc., Senior Notes	9.875%	6/15/19	690,000	617,550	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	470,000	481,750	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,430,000	1,444,300
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	3,090,000	3,406,725
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	80,000	88,200

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	770,000	$820,050
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	550,000	596,750
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	1,360,000	1,417,800
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	1,120,000	1,226,400
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,550,000	1,670,125
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,469,420	2,457,073	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	590,000	629,825
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,880,000	1,945,800
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	870,000	889,177
Energy XXI Gulf Coast Inc., Senior Notes	7.500%	12/15/21	305,000	301,950	(a)
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	680,000	751,026	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	1,178,471	1,235,922	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	670,000	641,525
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	2,180,000	2,223,600	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	1,610,000	1,710,625
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,320,000	1,359,600
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,390,000	1,525,525
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	156,660	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,170,000	1,216,800	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,130,000	1,175,200	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	182,000	195,650
MEG Energy Corp., Senior Notes	7.000%	3/31/24	2,580,000	2,599,350	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,690,000	1,284,400
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	900,000	906,750	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	1,150,000	1,167,250	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	1,270,000	1,371,600	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	910,000	919,100
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	1,560,000	1,442,666
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	54,579
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000	19,440
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,310,000	1,447,889
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	250,000	267,771
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	400,000	418,300	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,850,000	1,762,125	(a)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	210,000	235,463	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Samson Investment Co., Senior Notes	10.250%	2/15/20	3,360,000		$3,578,400	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,740,000		1,705,200	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	170,000		169,150
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	930,000		992,775	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	560,000		546,000	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	630,000		653,625	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	3,270,000		4,319,412
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,410,000		1,783,400	(a)
Total Oil, Gas & Consumable Fuels					59,959,853
Total Energy					72,631,740
Financials — 8.7%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,210,000		1,266,615
Commercial Banks — 3.0%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,930,000		2,510,341	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,000,000		1,987,500
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,660,000		1,823,925	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,680,000		2,721,256	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,790,000		1,822,859	(a)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,210,000		1,252,350	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	950,000		973,907
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,485,663
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	390,000		413,194
Santander Issuances SAU, Notes	5.911%	6/20/16	1,100,000		1,164,403	(a)
Total Commercial Banks					16,155,398
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,410,000		1,628,550
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	830,000	EUR	1,206,138	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	1,110,000		1,257,075
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	1,150,000		1,246,312
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	640,000		656,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	570,000		598,500	(a)
Total Consumer Finance					6,592,575
Diversified Financial Services — 2.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	800,000		704,000	(f)(g)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	530,000		486,419	(f)

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	820,000	$908,150
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000	115,250
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	4,200,000	4,882,500
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,860,000	2,125,050
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	630,000	593,775	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	1,370,000	1,383,700
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	1,020,000	1,068,450
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,370,000	1,489,875
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,000,000	1,062,500	(a)(f)
Total Diversified Financial Services				14,819,669
Insurance — 0.9%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,565,000	1,955,334
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	850,000	867,000	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	12/31/13	430,000	414,950	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	900,000	976,500	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	650,000	734,500	(a)
Total Insurance				4,948,284
Real Estate Management & Development — 0.5%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	2,130,000	2,134,899	(a)
Realogy Group LLC, Senior Secured Notes	7.625%	1/15/20	180,000	201,600	(a)
Total Real Estate Management & Development				2,336,499
Total Financials				46,119,040
Health Care — 6.3%
Health Care Equipment & Supplies — 0.8%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	970,000	966,363
Biomet Inc., Senior Notes	6.500%	8/1/20	230,000	238,625
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	830,000	832,075	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	2,180,000	1,983,800
Total Health Care Equipment & Supplies				4,020,863
Health Care Providers & Services — 5.5%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	864,000	1,045,440
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	720,000	730,800	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	2,390,000	2,518,462
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	4,210,000	4,217,894
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	1,330,000	1,416,450
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	2,050,000	2,214,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	15

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	780,000	$869,700
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	280,000	308,700	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	2,060,000	2,296,900	(a)
HCA Inc., Debentures	7.500%	11/15/95	3,920,000	3,557,400
HCA Inc., Senior Secured Notes	7.875%	2/15/20	500,000	540,312
HCA Inc., Senior Secured Notes	7.250%	9/15/20	460,000	501,400
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,450,000	1,511,625
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,610,000	708,400	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,580,000	1,678,750
Tenet Healthcare Corp., Senior Notes	6.750%	2/1/20	1,628,000	1,630,035
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,480,000	1,548,450	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	1,330,000	1,362,419	(a)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	665,000	704,900
Total Health Care Providers & Services				29,362,037
Total Health Care				33,382,900
Industrials — 15.4%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,010,000	1,126,150
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,873,000	1,842,564	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	760,000	799,900	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,850,000	3,113,625
Triumph Group Inc., Senior Notes	8.625%	7/15/18	870,000	948,300
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,280,000	2,285,700	(a)
Total Aerospace & Defense				10,116,239
Airlines — 2.1%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	560,000	556,248	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	1,130,000	1,137,063	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	645,362	661,497	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	2,350,000	2,232,500	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	3,520,000	3,533,200	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	680,035	737,838
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	341,292	376,701
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	460,000	459,425
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	130,225	142,596
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	740,000	752,950

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	632,070	$641,551
Total Airlines				11,231,569
Building Products — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,020,000	1,002,150	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	600,000	646,500	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	550,000	595,375	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	103,500	(a)
Total Building Products				2,347,525
Commercial Services & Supplies — 2.4%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	2,120,000	2,226,000
JM Huber Corp., Senior Notes	9.875%	11/1/19	860,000	980,400	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,850,000	2,999,625
Monitronics International Inc., Senior Notes	9.125%	4/1/20	430,000	452,575	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	810,000	903,150
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,423,000	1,561,742	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	891,000	977,873	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	2,608,000	2,849,240
Total Commercial Services & Supplies				12,950,605
Construction & Engineering — 0.4%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	1,460,000	1,452,700	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	186,500	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	260,000	226,200	(a)
Total Construction & Engineering				1,865,400
Electrical Equipment — 0.6%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	920,000	874,000	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,020,000	1,078,650	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,400,000	1,435,000	(a)
Total Electrical Equipment				3,387,650
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	1,290,000	1,435,125
Machinery — 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,820,000	2,946,900	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	1,510,000	1,498,675	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	1,260,000	1,392,300	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	17

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	890,000	$936,725	(a)
Total Machinery				6,774,600
Marine — 1.2%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,596,301	1,508,504	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	953,000	953,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,820,000	2,939,850
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	830,000	879,800	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	280,000	295,050	(a)
Total Marine				6,576,204
Road & Rail — 1.7%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	1,290,000	1,341,600	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,056,108	3,193,633	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	1,380,000	1,480,050	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,588,000	2,827,390
Total Road & Rail				8,842,673
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,340,000	1,423,750	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,620,000	1,733,400
Total Trading Companies & Distributors				3,157,150
Transportation — 2.2%
CMA CGM, Senior Notes	8.500%	4/15/17	3,110,000	2,954,500	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,700,000	1,797,750	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,980,000	1,970,100	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	2,970,000	3,252,150	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	200,000	219,000	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	1,320,000	1,313,400	(a)
Total Transportation				11,506,900
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	870,000	913,500	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	700,000	735,000	(a)
Total Transportation Infrastructure				1,648,500
Total Industrials				81,840,140

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.8%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	1,130,000		$1,127,175
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,750,000		2,705,340
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	988,000		1,112,488	(a)
Internet Software & Services — 0.5%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	1,070,000		1,225,150
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	990,000		1,087,762
Total Internet Software & Services					2,312,912
IT Services — 0.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	310,000		306,900	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	2,130,000		2,353,650
First Data Corp., Senior Secured Notes	6.750%	11/1/20	590,000		613,600	(a)
Total IT Services					3,274,150
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	683,000		701,783
Software — 0.7%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	720,000		738,000	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	1,700,000		1,744,625	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,240,000		1,286,500	(a)
Total Software					3,769,125
Total Information Technology					15,002,973
Materials — 10.9%
Chemicals — 0.5%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,048,000	EUR	1,512,070	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	420,000	EUR	660,529	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	320,000	EUR	503,261	(a)
Total Chemicals					2,675,860
Construction Materials — 0.0%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	140,000		151,550	(a)
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,130,000		1,203,450	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	560,000	EUR	809,082	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	2,170,000		2,300,200	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,440,000		1,389,600	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	19

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	260,000	EUR	$354,042	(a)
BOE Intermediate Holding Corp., Senior Notes	9.000%	11/1/17	490,000		514,500	(a)(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,230,000		2,051,600
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	2,280,000		2,456,700
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,280,000		1,344,000
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,470,000		2,630,550	(a)
Total Containers & Packaging					15,053,724
Metals & Mining — 6.3%
ArcelorMittal, Senior Notes	5.000%	2/25/17	810,000		846,450
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,990,000		2,054,675
ArcelorMittal, Senior Notes	6.750%	2/25/22	340,000		359,550
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,170,000		1,073,475	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	120,000		120,631
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,540,000		1,586,296
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,850,000		1,877,750	(a)
Evraz Group SA, Notes	9.500%	4/24/18	100,000		108,750	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000		108,750	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	560,000		578,900	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	720,000		738,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	2,210,000		2,392,325	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	1,420,000		1,437,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,940,000		1,619,900	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,340,000		556,100	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,450,000		1,453,625
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	1,130,000		1,022,650	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	1,160,000		1,261,500	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,280,000		1,369,600	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	2,260,000		2,282,600	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	2,040,000		2,121,600
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	880,000		926,200	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,050,000	EUR	1,493,293	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	1,980,000		1,737,450	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	610,000		637,450	(a)

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	650,000	$624,000	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,050,000	1,086,750
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,340,000	1,458,925
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000	71,886
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000	69,305
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	102,000	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000	206,000	(a)
Total Metals & Mining				33,384,136
Paper & Forest Products — 1.3%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	3,591,000	4,066,807
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	1,770,000	1,562,025	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,070,000	1,110,125
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	232,000	154,280
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	288,000	131,040
Total Paper & Forest Products				7,024,277
Total Materials				58,289,547
Telecommunication Services — 9.2%
Diversified Telecommunication Services — 6.1%
Axtel SAB de CV, Senior Secured Notes, Step bond	7.000%	1/31/20	129,000	121,905	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	2,350,000	2,226,625
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,660,000	1,817,700	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	380,000	399,950	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,750,000	2,949,375
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	670,000	726,950
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	3,380,000	3,177,200	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	130,000	131,950
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	2,350,000	2,579,125
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	480,000	459,600
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	1,870,000	1,865,325	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	143,975	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	430,000	466,550	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,830,000	1,965,210
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,610,000	1,712,637	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000	208,000	(a)

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	21

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,431,123	$4,397,890	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	4,330,000	4,297,525
Windstream Corp., Senior Notes	6.375%	8/1/23	2,910,000	2,677,200
Total Diversified Telecommunication Services				32,324,692
Wireless Telecommunication Services — 3.1%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	160,000	173,800
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,900,000	2,602,750
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,335,000	5,448,369
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	200,000	212,500
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	2,770,000	3,254,750	(a)
Sprint Communications Inc., Senior Notes	6.000%	11/15/22	40,000	37,000
Sprint Corp., Senior Notes	7.875%	9/15/23	2,820,000	2,883,450	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,455,000	1,575,037
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	211,250	(a)
Total Wireless Telecommunication Services				16,398,906
Total Telecommunication Services				48,723,598
Utilities — 5.4%
Electric Utilities — 1.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,200,000	4,620,000
FirstEnergy Corp., Notes	7.375%	11/15/31	1,540,000	1,559,541
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	612,109	618,230
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,680,000	2,840,800
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	776,473	764,826	(e)
Total Electric Utilities				10,403,397
Gas Utilities — 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000	77,756
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,330,000	1,426,425
Total Gas Utilities				1,504,181
Independent Power Producers & Energy Traders — 3.2%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,190,000	1,201,900
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	198,000	214,335	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,467,000	1,551,353	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	107,357	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	380,000	6,650	(c)(d)(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,030,000	1,163,900	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	780,000	797,550	(a)

See Notes to Financial Statements.

22	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,115,000	$2,239,256
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,740,000	1,879,200	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	1,720,000	1,728,600	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	4,863,000	5,130,465
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	126,970	135,223
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	858,353	942,579
Total Independent Power Producers & Energy Traders				17,098,368
Total Utilities				29,005,946
Total Corporate Bonds & Notes (Cost — $472,080,954)				488,959,493
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $574,017)	2.404%	4/20/35	842,002	685,872	(f)
Senior Loans — 3.5%
Consumer Discretionary — 1.9%
Hotels, Restaurants & Leisure — 1.0%
El Pollo Loco Inc., First Lien Term Loan	9.250-10.000%	7/14/17	1,479,800	1,514,020	(h)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	1,290,000	1,312,575	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,225,000	2,382,085	(h)
Total Hotels, Restaurants & Leisure				5,208,680
Multiline Retail — 0.8%
Neiman Marcus Group Inc., Bridge Loan	—	9/15/14	4,090,000	4,090,000	(c)(d)(i)
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	620,000	601,179	(h)
Total Consumer Discretionary				9,899,859
Consumer Staples — 0.4%
Food Products — 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	550,000	561,000	(h)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	1,780,000	1,780,000	(c)(d)(i)
Total Consumer Staples				2,341,000
Energy — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	120,000	118,050	(h)
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	349,125	351,743	(h)
Total Energy				469,793

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	23

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	2,480,000	$2,480,000	(c)(d)(i)
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	2,180,000	2,229,050	(h)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	980,000	1,017,363	(h)
Total Senior Loans (Cost — $17,919,352)				18,437,065
Sovereign Bonds — 0.2%
Colombia — 0.0%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000	121,600
Russia — 0.0%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	140,000	150,238	(a)
Turkey — 0.1%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	13,593
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	402,071
Total Turkey				415,664
Venezuela — 0.1%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	12,030
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	386,000	349,330	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	53,000	42,135
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	16,000	11,600
Total Venezuela				415,095
Total Sovereign Bonds (Cost — $1,091,724)				1,102,597

			Shares
Common Stocks — 2.2%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			86,730	173,460	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			3,328	67,625	*
Total Consumer Discretionary				241,085
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			275,927,431	2,351,729	*(c)(d)
Financials — 0.9%
Diversified Financial Services — 0.6%
Citigroup Inc.			64,503	3,129,041

See Notes to Financial Statements.

24	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Western Asset High Income Opportunity Fund Inc.

Security			Shares	Value
Real Estate Management & Development — 0.3%
Realogy Holdings Corp.			19,062	$820,047	*
Realogy Holdings Corp.			17,806	766,014	*(d)
Total Real Estate Management & Development				1,586,061
Total Financials				4,715,102
Industrials — 0.8%
Building Products — 0.0%
Nortek Inc.			1,112	76,406	*
Marine — 0.8%
DeepOcean Group Holding AS			106,322	3,262,872	*(c)(d)
Horizon Lines Inc., Class A Shares			758,779	1,016,764	*
Total Marine				4,279,636
Total Industrials				4,356,042
Total Common Stocks (Cost — $11,445,697)				11,663,958

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $265,000)	6.000%		10,600	227,794
Preferred Stocks — 1.5%
Financials — 1.5%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%		216,388	5,788,379	(f)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%		92,250	2,534,107	(f)
Total Preferred Stocks (Cost — $7,794,546)				8,322,486

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,184	202,020	*
Jack Cooper Holdings Corp.		5/6/18	1,018	94,165	*
Total Warrants (Cost — $55,657)				296,185
Total Investments before Short-Term Investments (Cost — $511,226,947)				529,695,450

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	25

Schedule of investments (cont’d)

September 30, 2013

Western Asset High Income Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 1.2%
Repurchase Agreements — 1.2%
Credit Suisse repurchase agreement dated 9/30/13; Proceeds at maturity — $6,200,002; (Fully collateralized by U.S. government obligations, 3.750% due 8/15/41; Market value — $6,324,604) (Cost — $6,200,000)	0.010%	10/1/13	6,200,000	$6,200,000
Total Investments — 100.7% (Cost — $517,426,947#)				535,895,450
Liabilities in Excess of Other Assets — (0.7)%				(3,714,957)
Total Net Assets — 100.0%				$532,180,493

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security (unaudited).

(e)	The coupon payment on these securities is currently in default as of September 30, 2013.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of September 30, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $519,099,944.

Abbreviations used in this schedule:
EUR	— Euro
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

26	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Statement of assets and liabilities

September 30, 2013

Assets:
Investments, at value (Cost — $517,426,947)	$535,895,450
Foreign currency, at value (Cost — $86,083)	87,539
Cash	946,496
Interest and dividends receivable	11,682,902
Receivable for securities sold	577,222
Deposits with brokers for open futures contracts	53,379
Receivable from broker — variation margin on open futures contracts	1,641
Prepaid expenses	45,129
Total Assets	549,289,758

Liabilities:
Payable for securities purchased	16,397,931
Investment management fee payable	349,820
Unrealized depreciation on forward foreign currency contracts	201,617
Directors’ fees payable	4,291
Accrued expenses	155,606
Total Liabilities	17,109,265
Total Net Assets	$532,180,493

Net Assets:
Par value ($0.001 par value; 83,688,580 shares issued and outstanding; 500,000,000 shares authorized)	$83,689
Paid-in capital in excess of par value	597,820,171
Undistributed net investment income	88,428
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(84,157,376)
Net unrealized appreciation on investments, futures contracts and foreign currencies	18,345,581
Total Net Assets	$532,180,493

Shares Outstanding	83,688,580

Net Asset Value	$6.36

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	27

Statement of operations

For the Year Ended September 30, 2013

Investment Income:
Interest	$38,947,490
Dividends	639,128
Less: Foreign taxes withheld	(2,450)
Total Investment Income	39,584,168

Expenses:
Investment management fee (Note 2)	3,984,540
Transfer agent fees	180,709
Directors’ fees	77,519
Stock exchange listing fees	64,687
Legal fees	57,708
Shareholder reports	53,261
Audit and tax	48,116
Insurance	10,675
Custody fees	1,251
Miscellaneous expenses	16,976
Total Expenses	4,495,442
Net Investment Income	35,088,726

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,821,882
Futures contracts	(80,634)
Written options	432,508
Swap contracts	(4,835,869)
Foreign currency transactions	(452,476)
Net Realized Gain	7,885,411
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	905,775
Futures contracts	73,160
Written options	175,097
Swap contracts	915,508
Foreign currencies	2,113
Change in Net Unrealized Appreciation (Depreciation)	2,071,653
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	9,957,064
Increase in Net Assets from Operations	$45,045,790

See Notes to Financial Statements.

28	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2013	2012

Operations:
Net investment income	$35,088,726	$37,218,724
Net realized gain	7,885,411	2,440,949
Change in net unrealized appreciation (depreciation)	2,071,653	36,047,505
Increase in Net Assets From Operations	45,045,790	75,707,178

Distributions to Shareholders From (Note 1):
Net investment income	(37,168,583)	(38,133,286)
Decrease in Net Assets From Distributions to Shareholders	(37,168,583)	(38,133,286)

Fund Share Transactions:
Reinvestment of distributions (186,414 and 383,028 shares issued, respectively)	1,192,764	2,326,384
Net assets of shares issued in connection with merger (7,940,647 shares issued) (Note 6)	50,235,855	—
Cost of aggregate fractional shares repurchased (52 aggregate fractional shares) (Note 6)	(334)	—
Increase in Net Assets From Fund Share Transactions	51,428,285	2,326,384
Increase in Net Assets	59,305,492	39,900,276

Net Assets:
Beginning of year	472,875,001	432,974,725
End of year*	$532,180,493	$472,875,001
* Includes undistributed net investment income of:	$88,428	$454,532

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	29

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30:
	2013[1]	2012[1]	2011[1]	2010[1]	2009[1]

Net asset value, beginning of year	$6.26	$5.76	$6.10	$5.70	$5.59

Income (loss) from operations:
Net investment income	0.45	0.49	0.50	0.56	0.60
Net realized and unrealized gain (loss)	0.13	0.52	(0.31)	0.45	0.12
Total income from operations	0.58	1.01	0.19	1.01	0.72

Less distributions from:
Net investment income	(0.48)	(0.51)	(0.53)	(0.61)	(0.61)
Total distributions	(0.48)	(0.51)	(0.53)	(0.61)	(0.61)

Net asset value, end of year	$6.36	$6.26	$5.76	$6.10	$5.70

Market price, end of year	$5.97	$6.65	$5.78	$6.27	$5.82
Total return, based on NAV[2,3]	9.49%	18.15%	2.81%	18.62%	16.86%
Total return, based on Market Price[4]	(3.07)%	25.00%	0.37%	19.42%	53.69%

Net assets, end of year (millions)	$532	$473	$433	$457	$424

Ratios to average net assets:
Gross expenses	0.90%	0.88%	0.89%	0.95%	1.00%
Net expenses[5]	0.90	0.88	0.89	0.95	1.00
Net investment income	7.04	8.17	7.98	9.47	12.84

Portfolio turnover rate	53%	53%	68%	96%	71%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

30	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	31

Notes to financial statements (cont’d)

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

32	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$485,162,257	$3,797,236	$488,959,493
Collateralized mortgage obligations	—	685,872	—	685,872
Senior loans	—	18,437,065	—	18,437,065
Sovereign bonds	—	1,102,597	—	1,102,597
Common stocks:
Consumer discretionary	$67,625	—	173,460	241,085
Energy	—	—	2,351,729	2,351,729
Financials	4,715,102	—	—	4,715,102
Industrials	1,093,170	—	3,262,872	4,356,042
Convertible preferred stocks	227,794	—	—	227,794
Preferred stocks	8,322,486	—	—	8,322,486
Warrants	—	296,185	—	296,185
Total long-term investments	$14,426,177	$505,683,976	$9,585,297	$529,695,450
Short-term investments†	—	6,200,000	—	6,200,000
Total investments	$14,426,177	$511,883,976	$9,585,297	$535,895,450
Other financial instruments:
Futures contracts	$73,160	—	—	$73,160
Total	$14,499,337	$511,883,976	$9,585,297	$535,968,610

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$201,617	—	$201,617

†	See Schedule of Investments for additional detailed categorizations.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	33

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes	Common Stocks			Preferred Stocks
Investments in Securities		Consumer Discretionary	Energy	Industrials	Consumer Discretionary		Warrants	Total
Balance as of September 30, 2012	$4,899,929	$156,398	$2,738,739	$1,760,905	$0	*	$27,590	$9,583,561
Accrued premiums/discounts	26,877	—	—	—	—		—	26,877
Realized gain (loss)[1]	(99,330)	—	—	—	—		—	(99,330)
Change in unrealized appreciation (depreciation)[2]	760,409	—	(642,215)	1,287,812	—		42,765	1,448,771
Purchases	442,791	—	—	—	—		—	442,791
Sales	(2,609,487)	—	—	—	(0)	*	(70,355)	(2,679,842)
Acquired in connection with merger	369,397	17,062	255,205	214,155	—		—	855,819
Transfers into Level 3[3]	6,650	—	—	—	—		—	6,650
Transfers out of Level 3	—	—	—	—	—		—	—
Balance as of September 30, 2013	$3,797,236	$173,460	$2,351,729	$3,262,872	—		—	$9,585,297
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2013[2]	$752,782	—	$(642,215)	$1,287,812	—		—	$1,398,379

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund

34	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	35

Notes to financial statements (cont’d)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

36	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	37

Notes to financial statements (cont’d)

realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended September 30, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the

38	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	39

Notes to financial statements (cont’d)

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover the obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $201,617. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

40	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign divided income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,256,719	$4,432,506	$(6,689,225)
(b)	(525,729)	525,729	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryforward and a taxable overdistribution.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of swap contracts, and differences between book and tax amortization of premium on fixed income securities.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	41

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Directors. The deferred balances are reported in the Statement of Assets and Liabilities under Directors’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of September 30, 2013, the Fund had accrued $3,062 as deferred compensation payable.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$266,892,761
Sales	252,798,031

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,201,880
Gross unrealized depreciation	(9,406,374)
Net unrealized appreciation	$16,795,506

42	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

During the year ended September 30, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of September 30, 2012	$40,748,400	$187,516
Options written	95,500,000	565,240
Options closed	—	—
Options exercised	(51,574,200)	(320,248)
Options expired	(84,674,200)	(432,508)
Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
U.S. Treasury 10-Year Notes	35	12/13	$4,350,512	$4,423,672	$73,160

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Citibank, N.A.	6,033,937	$8,163,939	11/15/13	$(157,599)
Euro	Royal Bank of Scotland PLC	1,706,017	2,308,248	11/15/13	(44,018)
Net unrealized loss on open forward foreign currency contracts					$(201,617)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$73,160

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$201,617

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	43

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(880,894)	$(880,894)
Written options	—	—	432,508	432,508
Futures contracts	$(80,634)	—	—	(80,634)
Swap contracts	—	—	(4,835,869)	(4,835,869)
Forward foreign currency contracts	—	$(497,058)	—	(497,058)
Total	$(80,634)	$(497,058)	$(5,284,255)	$(5,861,947)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$210,753	$210,753
Written options	—	—	175,097	175,097
Futures contracts	$73,160	—	—	73,160
Swap contracts	—	—	915,508	915,508
Forward foreign currency contracts	—	$4,452	—	4,452
Total	$73,160	$4,452	$1,301,358	$1,378,970

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$71,858
Written options†	146,392
Futures contracts (to buy)	1,356,040
Forward foreign currency contracts (to buy)	168,062
Forward foreign currency contracts (to sell)	10,264,648

Average Notional Balance
Credit default swap contracts (to buy protection)†	$20,731,200

†	At September 30, 2013, there were no open positions held in this derivative.

44	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

5. Distributions subsequent to September 30, 2013

On August 15, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0375 per share, payable on September 27, 2013, October 25, 2013 and November 29, 2013 to shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively. The October and November record date distributions were made subsequent to the period end of this report.

On November 14, 2013, the Fund’s Board declared three distributions, each in the amount of $0.0375 per share, payable on December 27, 2013, January 31, 2014 and February 28, 2014 to shareholders of record on December 20, 2013, January 24, 2014 and February 21, 2014, respectively.

6. Transfer of net assets

On June 21, 2013, the Fund acquired the assets and certain liabilities of Western Asset High Income Fund Inc. (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Western Asset High Income Fund Inc.	7,940,647	$50,235,855	$479,214,967

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 1.507240 shares of the Fund’s shares. The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $1,855,628, accumulated net realized loss of $8,511,193 and overdistributed net investment income of $17,237. Total net assets of the Fund immediately after the transfer were $529,450,822. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Pro forma results of operations of the combined entity for the entire year ended September 30, 2013, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$37,619,089
Net realized gain	8,433,201
Change in net unrealized appreciation (depreciation)	2,093,613
Increase in net assets from operations	$48,145,903

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on June 21, 2013.

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	45

Notes to financial statements (cont’d)

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30 was as follows:

	2013	2012
Distributions paid from:
Ordinary Income	$37,168,583	$38,133,286

As of September 30, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Capital loss carryforward*	$(82,411,219)
Other book/tax temporary differences(a)	15,268
Unrealized appreciation (depreciation)(b)	16,672,584
Total accumulated earnings (losses) — net	$(65,723,367)

*	As of September 30, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2015	$(1,171,126)
9/30/2016	(2,562,806)
9/30/2017	(17,968,287)
9/30/2018	(49,024,877)
9/30/2019	(11,684,123)
$(82,411,219)

These amounts will be available to offset any future taxable capital gains. However, $3,733,932 of the Fund’s capital loss carryforward is subject to an annual limitation of $1,244,644 due to the reorganization described in Note 6.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

46	Western Asset High Income Opportunity Fund Inc. 2013 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Opportunity Fund Inc. (the “Fund”), including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Opportunity Fund Inc. as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2013

Western Asset High Income Opportunity Fund Inc. 2013 Annual Report	47

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Opportunity Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 5th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

48	Western Asset High Income Opportunity Fund Inc.

Independent Directors cont’d
Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset High Income Opportunity Fund Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

50	Western Asset High Income Opportunity Fund Inc.

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	156
Other board memberships held by Director during past five years	None

Western Asset High Income Opportunity Fund Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

52	Western Asset High Income Opportunity Fund Inc.

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 5th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset High Income Opportunity Fund Inc.	53

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Effective February 1, 2013, Ms. Kamerick became a Director.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013, Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

54	Western Asset High Income Opportunity Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset High Income Opportunity Fund Inc.	55

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

56	Western Asset High Income Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock in

Western Asset High Income Opportunity Fund Inc.	57

Dividend reinvestment plan (unaudited) (cont’d)

the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concern- ing the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

58	Western Asset High Income Opportunity Fund Inc.

Western Asset

High Income Opportunity Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIO

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX010408 11/13 SR13-2063

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2012 and September 30, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,000 in 2012 and $43,300 in 2013.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset High Income Opportunity Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $11,400 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Opportunity Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Opportunity Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Opportunity Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Opportunity Fund Inc. during the reporting period were $0 in 2013.

(h) Yes. Western Asset High Income Opportunity Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Opportunity Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson Paolo M. Cucchi Daniel P. Cronin Carol L. Colman Leslie H. Gelb Eileen A. Kamerick (Effective February 14, 2013) Dr. Riordan Roett Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV and the WAML Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team;; Deputy Chief Investment Officer of Western Asset from 2000 to 2008 Chief Investment Officer of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset since 2013.

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; formerly, Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of September 30, 2013.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Investment Professional(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen A. Walsh	104 registered investment companies with $182.8 billion in total assets under management	241 Other pooled investment vehicles with $90.4 billion in assets under management*	712 Other accounts with $169.0 billion in total assets under management**

Christopher Kilpatrick	‡ 8 registered investment companies with $3.3 billion in total assets under management	1 Other pooled investment vehicle with $256 million in assets under management	1 Other Account with with $335 million in total assets under management

Michael C. Buchanan	42 registered investment Companies with $32.4 billion in total assets Under management	56 Other pooled investment vehicles with $29.7 billion in assets under management+	201 Other accounts with $50.0 billion in total assets under management++

*	Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 60 accounts managed, totaling $15.8 billion, for which advisory fee is performance based.
+	Includes 3 accounts managed, totaling $0.4 billion, for which advisory fee is performance based.
++	Includes 21 accounts managed, totaling $7.4 billion, for which advisory fee is performance based.
‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of September 30, 2013.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	E
Christopher Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset High Income Opportunity Fund Inc.

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset High Income Opportunity Fund Inc.

Date:	November 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset High Income Opportunity Fund Inc.

Date:	November 25, 2013